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[LOGO] BANK OF AMERICA                                    AMENDMENT TO DOCUMENTS
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                      AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 1 (the "Amendment") dated as of November 4, 1997, is between Bank of America National Trust and Savings Association (the "Bank") and Tab Products Co. (the "Borrower").

                                       RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of August 26, 1996 (the "Agreement").

     B.   The Bank and the Borrower desire to amend the Agreement.


                                      AGREEMENT

     1.   DEFINITIONS.   Capitalized terms used but not defined in this
Amendment shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS.  The Agreement is hereby amended as follows:

          2.1 In Paragraph 7.10, the amount "Five Million Dollars ($5,000,000)" is substituted for the amount "Three Million Five Hundred Thousand Dollars ($3,500,000)."

     3.   EFFECT OF AMENDMENT.   Except as provided in this Amendment, all of
the terms and conditions of the Agreement shall remain in full force and effect.

          This Amendment is executed as of the date stated at the beginning of this Amendment.



BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION
                                             TAB PRODUCTS CO.


X   /s/  C.P. Giannotti
  ------------------------------------
By: Chris P. Giannotti, Vice President        X   R.J. Sexton
                                                -------------------------------
                                              By: TREASURER



                                              X   John M. Palmer
                                                -------------------------------

                                              By: VICE PRESIDENT, FINANCE

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